PRUDENTIAL SERIES FUND
Small Capitalization Stock Portfolio
SUMMARY PROSPECTUS • May 1, 2013, as amended June 28, 2013
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can ﬁnd the Portfolio's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Portfolio online at www.prudential.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-346-3778 or by sending an e-mail to: service@prudential.com. The Portfolio’s Prospectus and SAI, both dated May 1, 2013, as amended June 28, 2013, as supplemented and amended from time to time, and the Portfolio’s most recent shareholder report, dated December 31, 2012 are all hereby incorporated by reference into (legally made a part of) this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Portfolio is long-term growth of capital.
PORTFOLIO FEES AND EXPENSES
The table below shows the fees and expenses that you may pay if you invest in shares of the Portfolio. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I Shares
Management Fees	0.40%
+ Distribution and/or Service Fees (12b-1 Fees)	None
+ Other Expenses	0.07%
= Total Annual Portfolio Operating Expenses	0.47%
- Fee Waiver and/or Expense Reimbursement[1]	- 0.05%
= Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.42%
1Prudential Investments LLC (the Investment Manager) has contractually agreed to waive 0.05% of its investment management fee through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2014 will be subject to review by the Investment Manager and the Fund’s Board of Trustees.
Example. The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Small Capitalization Stock Class I Shares	$43	$146	$258	$587
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year ended December 31, the Portfolio's turnover rate was 10% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalizations. The Portfolio normally invests at least 80% of the Portfolio's investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the holdings and weights in the portfolio are generally based on that of the benchmark S&P SmallCap 600 Index.
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Principal Risks of Investing in the Portfolio. The risks identified below are the principal risks of investing in the Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Portfolio makes every effort to achieve its objectives, the Portfolio cannot guarantee success.
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; the derivative used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’ s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table above for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results.
Small Sized Company Risk. The shares of small sized companies tend to be less liquid than those of larger, more established companies, which can have an adverse effect on the price of these securities and on the Portfolio’s ability to sell these securities. The market price of such investments also may rise more in response to buying demand and fall more in response to selling pressure and be more volatile than investments in larger companies.
Past Performance. The bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
Annual Total Returns (Class I Shares)

Best Quarter:	Worst Quarter:
21.06%	-25.12%
2nd Quarter of 2009	4th Quarter of 2008

Average Annual Total Returns (For the periods ended December 31, 2012)
	1 Year	5 Years	10 Years
Small Capitalization Stock Class I Shares	16.03%	4.87%	10.11%
Index
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	16.33%	5.14%	10.45%

MANAGEMENT OF THE PORTFOLIO
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Quantitative Management Associates LLC	John W. Moschberger, CFA	Managing Director	July 2010
		Daniel Carlucci, CFA	Vice President	October 2010
TAX INFORMATION
Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the Participating Insurance Company, the Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

By Mail:	Prudential Series Fund, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102
By Telephone:	1-800-346-3778
On the Internet:	www.prudential.com/variableinsuranceportfolios
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